UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by RumbleOn, Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 20, 2023 (the “Initial Form 8-K”), solely to supplement the Company’s disclosure under Item 5.02 of the Initial Form 8-K to provide a description of the terms of the employment agreement entered into between the Company, and Steven Pully on July 20, 2023 (the “Pully Employment Agreement”) and to attach the Pully Employment Agreement as an exhibit. This Amendment does not otherwise modify or update any other disclosures in the Initial Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Initial Form 8-K, on July 14, 2023, the Board of Directors (the “Board”) of the Company appointed Steven Pully, Chairman of the Board, to serve as Executive Chairman of the Board. On July 20, 2023, the Company and Mr. Pully entered into the Pully Employment Agreement. The general terms of the Pully Employment Agreement (including the compensation payable to Mr. Pully) are consistent with the terms of employment described in the Initial Form 8-K. However, the Pully Employment Agreement also provides that if Mr. Pully’s employment is terminated prior to December 15, 2023 due to Mr. Pully’s resignation for “Good Reason” or by the Company without “Cause,” and Mr. Pully executes a release of claims in favor of the Company and complies with the restrictive covenants contained in the Pully Employment Agreement (including an agreement not to compete for a period of six months following his termination) Mr. Pully will be entitled to continue to receive his base salary at an annualized rate of $525,000 through December 15, 2023.

The foregoing description of the Pully Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, dated July 14, 2023, by and between RumbleOn, Inc. and Michael Francis (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on July 20, 2023).
10.2	Special Advisor Agreement, dated July 14, 2023, by and between RumbleOn, Inc and Michael Francis (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on July 20, 2023).
10.3	Employment Agreement, dated July 20, 2023, by and between RumbleOn, Inc. and Steven Pully.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: July 26, 2023	By:	/s/ Mark Tkach
Mark Tkach
Interim Chief Executive Officer

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